UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2024

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-07933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, Ireland D01 K0Y8
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc's 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc's 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc's 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 2.850% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc's 5.000% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 5.350% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc's 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc's 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc's 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc's 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 2.900% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 3.900% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 16, 2024, Aon North America, Inc. (“ANA”) entered into Amendment No. 1 (“Amendment No. 1”) to the Term Loan Credit Agreement dated as of February 16, 2024 (as amended, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), by and among ANA, Aon plc (“Parent”), Aon Corporation (“Aon Corp”), Aon Global Holdings plc (“AGH”), Aon Global Limited (“AGL”), Citibank, N.A. (“Citibank”), as administrative agent, and the lenders party thereto from time to time.

Also on April 16, 2024, Aon Corp, in its capacity as Borrower Representative under each of the Revolving Credit Agreements (as defined below), entered into (i) Amendment No. 2 (“Amendment No. 2”) to the Credit Agreement dated as of October 19, 2023 (as amended, supplemented or otherwise modified from time to time, the “2023 Revolving Credit Agreement”), by and among Parent, AGL, AGH, Aon Corp, ANA, Citibank, as administrative agent, and the lenders party thereto from time to time and (ii) Amendment No. 4 (“Amendment No. 4” and, together with Amendment No. 1 and Amendment No. 2, the “Amendments”) to the Credit Agreement dated September 28, 2021 (as amended, supplemented or otherwise modified from time to time, the “2021 Revolving Credit Agreement” and, together with the 2023 Revolving Credit Agreement, the “Revolving Credit Agreements”; the Revolving Credit Agreements together with the Term Loan Credit Agreement, the “Credit Agreements”), by and among Parent, AGL, AGH, Aon Corp, ANA, Aon UK Limited, Citibank, as administrative agent, and the lenders party thereto from time to time.

The Amendments amend the Credit Agreements to permit the outstanding 6.875% Senior Notes due 2028, 4.875% Senior Secured Notes due 2028, 7.500% Senior Secured Notes due 2030 and 8.500% Senior Secured Notes due 2031, each issued by NFP Corp., a Delaware corporation and a wholly owned subsidiary of NFP Intermediate Holdings A Corp. (“NFP”), to remain outstanding following the consummation of the previously announced acquisition of NFP by Randolph Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent.

Parent and its subsidiaries have other commercial relationships with the lenders, lead arrangers and bookrunners and the syndication agent under the Credit Agreements and their respective affiliates. In addition, Parent and certain of its affiliates have performed, and may perform, various insurance brokerage and consulting services for the lenders, lead arrangers and bookrunners and the syndication agent under the Credit Agreements and/or their respective affiliates.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1
Amendment No. 1 to the Term Loan Credit Agreement, dated as of February 16, 2024, by and among Aon plc, Aon Corporation, Aon Global Holdings plc, Aon Global Limited and Aon North America, Inc., Citibank, N.A., as administrative agent, and the lenders party thereto.

10.2
Amendment No. 2 to the Credit Agreement, dated as of October 19, 2023, by and among Aon plc, Aon Corporation, Aon Global Holdings plc, Aon Global Limited and Aon North America, Inc., Citibank, N.A., as administrative agent, and the lenders party thereto.

10.3
Amendment No. 4 to the Credit Agreement, dated as of September 28, 2021, by and among Aon plc, Aon Global Limited, Aon Global Holdings plc, Aon Corporation, Aon North America, Inc., Aon UK Limited, Citibank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC.

Date: April 19, 2024	By:	/s/ Darren Zeidel
		Name:	Darren Zeidel
		Title:	Executive Vice President, General Counsel and Company Secretary